June 30, 2015

First Trust Exchange-Traded AlphaDEX(R) Fund
120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

      Re: 12b-1 Plan Extension Letter for First Trust Exchange-Traded AlphaDEX(R) Fund (the "Trust").

      Ladies and Gentlemen:

      It is hereby acknowledged that First Trust Portfolios L.P. serves as the distributor of the shares of each series of the above-referenced Trust. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), comprised of various exchange-traded funds (each, a "Fund," and, collectively, the "Funds") set forth on Exhibit A attached hereto, which may be supplemented to add new Funds.

      It is further acknowledged that the Trust has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule l2b-1 under the 1940 Act with respect to the shares of beneficial interest ("Shares") of the Funds. Pursuant to the Plan, each Fund may bear a fee not to exceed 0.25% per annum of such Fund's average daily net assets.

      The purpose of this letter agreement is to agree and acknowledge that the Funds shall not pay, and we shall not collect, any fees pursuant to the Plan any time before the date set forth on Exhibit A attached hereto for each Fund.

                                          Very Truly Yours,

                                          FIRST TRUST PORTFOLIOS L.P.

                                          /s/ Mark R. Bradley
                                          --------------------------------------
                                          Mark R. Bradley

                                          Chief Financial Officer, Chief
                                          Operating Officer

AGREED AND ACKNOWLEDGED:

First Trust Exchange-Traded
AlphaDEX(R) Fund

/s/ James M. Dykas
--------------------------------------
James M. Dykas

Treasurer, Chief Financial Officer
and Chief Accounting Officer


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                                   EXHIBIT A

------------------------------------------------------------ -------------------
FUNDS                                                               DATES
------------------------------------------------------------ -------------------
First Trust Exchange-Traded AlphaDEX(R) Fund
------------------------------------------------------------ -------------------
First Trust Large Cap Core AlphaDEX(R) Fund                       12/31/16
------------------------------------------------------------ -------------------
First Trust Mid Cap Core AlphaDEX(R) Fund                         12/31/16
------------------------------------------------------------ -------------------
First Trust Small Cap Core AlphaDEX(R) Fund                       12/31/16
------------------------------------------------------------ -------------------
First Trust Large Cap Value AlphaDEX(R) Fund                      12/31/16
------------------------------------------------------------ -------------------
First Trust Large Cap Growth AlphaDEX(R) Fund                     12/31/16
------------------------------------------------------------ -------------------
First Trust Multi Cap Value AlphaDEX(R) Fund                      12/31/16
------------------------------------------------------------ -------------------
First Trust Multi Cap Growth AlphaDEX(R) Fund                     12/31/16
------------------------------------------------------------ -------------------
First Trust Consumer Discretionary AlphaDEX(R) Fund               12/31/16
------------------------------------------------------------ -------------------
First Trust Consumer Staples AlphaDEX(R) Fund                     12/31/16
------------------------------------------------------------ -------------------
First Trust Energy AlphaDEX(R) Fund                               12/31/16
------------------------------------------------------------ -------------------
First Trust Financials AlphaDEX(R) Fund                           12/31/16
------------------------------------------------------------ -------------------
First Trust Health Care AlphaDEX(R) Fund                          12/31/16
------------------------------------------------------------ -------------------
First Trust Industrials/Producer Durables AlphaDEX(R) Fund        12/31/16
------------------------------------------------------------ -------------------
First Trust Materials AlphaDEX(R) Fund                            12/31/16
------------------------------------------------------------ -------------------
First Trust Technology AlphaDEX(R) Fund                           12/31/16
------------------------------------------------------------ -------------------
First Trust Utilities AlphaDEX(R) Fund                            12/31/16
------------------------------------------------------------ -------------------
First Trust Mid Cap Growth AlphaDEX(R) Fund                       12/31/16
------------------------------------------------------------ -------------------
First Trust Mid Cap Value AlphaDEX(R) Fund                        12/31/16
------------------------------------------------------------ -------------------
First Trust Small Cap Growth AlphaDEX(R) Fund                     12/31/16
------------------------------------------------------------ -------------------
First Trust Small Cap Value AlphaDEX(R) Fund                      12/31/16
------------------------------------------------------------ -------------------
First Trust Mega Cap AlphaDEX(R) Fund                             12/31/16
------------------------------------------------------------ -------------------